SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20579


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                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): 05/21/2001


                GREATAMERICA LEASING RECEIVABLES 2000-1, L.L.C.,
            (as issuer under the Indenture dated as of June 1, 2000,
              which issued Receivable-Backed Notes, Series 2000-1)


                 GREATAMERICA LEASING RECEIVABLES 2000-1, L.L.C.
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             (Exact name of registrant as specified in its charter)


     Delaware                    333-34842                      42-1502818
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 (State of other                (Commission                   (IRS Employer
 jurisdiction of                File Number)               Identification No.)
  incorporation)


 625 First Street SE, Suite 701                               52401
 Cedar Rapids, Iowa                                         ----------
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (319) 365-8449


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ITEM 5.  OTHER EVENTS

     In accordance with the Transfer and Servicing Agreement dated as of June 1, 2000 among the Registrant, GreatAmerica Leasing Corporation and The Chase Manhattan Bank, N.A., the Registrant has caused to be filed with the Commission, attached hereto as Exhibit 99.1, the Monthly Report dated May 21, 2001. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.


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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

             (a)    Financial Statements.

                    Not Applicable.

             (b)    Pro Forma Financial Information.

                    Not Applicable.

             (c)    Exhibits.

                    99.1   Monthly Reports.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            GREATAMERICA LEASING RECEIVABLES,
                                             2000-1, L.L.C.



Date:  May 24, 2001                              By: /s/ Stanley M. Herkelman
                                                    -------------------------
                                                 Name:  Stanley M. Herkelman
                                                 Title:  Senior Vice President


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                                  EXHIBIT INDEX



                  EXHIBIT                            DESCRIPTION

                    99.1                           Monthly Reports



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